Exhibit 99.1

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) is made and entered into as of October 26, 2003 by and among North American Scientific, Inc., a Delaware corporation (“Acquiror”), and John A. Friede (the “Company Chairman”).

RECITALS

A.            Acquiror, AM Capital, Inc. (“Merger Sub”), a Delaware corporation and wholly-owned subsidiary of Acquiror, and PIRATES, a Delaware corporation (“Company”), have entered into an Agreement and Plan of Merger (the “Merger Agreement”) as of the date hereof, which provides for the merger (the “Merger”) of Company with and into Merger Sub, which shall continue as surviving corporation in the Merger.

B.            As of the date hereof, the Company Chairman is the “beneficial owner” (as defined below) of such number of Company Shares (as defined below) as is set forth on the signature page of this Agreement.

C.            As an inducement and condition to entering into the Merger Agreement, Acquiror has required that Company Chairman agree, and Company Chairman has agreed, to enter into this Agreement.

D.            In consideration of the execution of the Merger Agreement by Acquiror, Company Chairman is hereby agreeing, from and after the date hereof until the Company Shares Expiration Date (as defined below) to vote, or cause to be voted the Company Shares (as defined below) and other such shares of capital stock of Company over which Company Chairman has voting power in favor of, and otherwise support, the adoption of the Merger Agreement (as the same may be amended from time to time), and each of the transactions contemplated by the Merger Agreement.

E.             In consideration of the execution of the Merger Agreement by Acquiror, Company Chairman is hereby agreeing, from and after the Closing Date until the Acquiror Shares Expiration Date: (i) to vote, or cause to be voted, the Acquiror Shares (as defined below) over which Company Chairman has voting power so as to elect the individuals nominated by a majority of the Acquiror Board Designees to the Acquiror Board, (ii) not to acquire beneficial ownership or enter into any written or unwritten agreement or arrangement to acquire any securities of Acquiror other than (x) Acquiror Shares acquired in connection with the Merger, (y) Acquiror Shares acquired as a result of the exercise of stock options (A) held by Company Chairman as of the Closing Date of the Merger or (B) granted to the Company Chairman by the Acquiror in connection with the services provided by Company Chairman as a member of the Board of Directors of the Acquiror and (z) securities of Acquiror that are subject to the Voting Trust (as defined below), and (iii) not to vote, or cause not to be voted, all Acquiror Shares over which Company Chairman has voting power in favor of any Unapproved Transaction (as defined below).

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.             Certain Definitions.  All capitalized terms used but not defined herein are used herein as defined in the Merger Agreement.  For purposes of this Agreement, the following terms shall have the following respective meanings:

(a)           “Acquiror Shares” shall mean all securities of Acquiror (including all shares of Acquiror Common Stock and all additional options, warrants and other rights to acquire shares of Acquiror Common Stock) of which Company Chairman acquires beneficial ownership during the period commencing on the date of this Agreement through the Acquiror Shares Expiration Date, including, without limitation, through the exchange of Company Shares for Acquiror Shares pursuant to the terms of the Merger Agreement, exercise of options, warrants or other rights to acquire such securities of Acquiror, or the conversion of other securities of Acquiror into such securities of Acquiror.  In the event of a stock dividend or distribution or any change in the Acquiror Shares by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or similar action or transaction, the term “Acquiror Shares” shall be deemed to refer to and include the Acquiror Shares as well as all Acquiror Shares issued in such stock dividends and distributions and any shares or other securities into which or for which any or all of the Acquiror Shares may be changed or exchanged in such split-up, recapitalization, combination, exchange of shares or similar action or transaction.  The term “Acquiror Shares” as used in this Agreement shall exclude all Acquiror Shares that are subject  to the Voting Trust.

(b)           “Acquiror Shares Expiration Date” shall mean the earlier to occur of (i) the date that the Merger Agreement shall have been validly terminated pursuant to Article IX thereof or (ii) the second anniversary of the Closing Date.

(c)           “beneficial owner” and “beneficial ownership” shall have the meaning provided therefore in Rule 13d-3 promulgated under the Securities Exchange Act of 1934.

(d)           “Company Shares” shall mean: (i) all securities of Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) beneficially owned by Company Chairman as of the date of this Agreement, as indicated on the signature page of this Agreement and (ii) all additional securities of Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Company Chairman acquires beneficial ownership during the period from the date of this Agreement through the Closing Date, including, without limitation, through the exercise of options, warrants or other rights to acquire such securities of Company, or the conversion of other securities of Company into such securities of Company.  In the event of a stock dividend or distribution or any change in the Company Shares by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or similar action or transaction, the term “Company Shares” shall be deemed to refer to and include the Company Shares as well as all Company Shares issued in such stock dividends and distributions and any shares or other securities into which or for which any or all of the Company Shares may be changed or exchanged in such split-up, recapitalization, combination, exchange of shares or similar action or transaction.

(e)           “Company Shares Expiration Date” shall mean the earlier to occur of (ii) the Closing Date or (ii) the date that the Merger Agreement shall have been validly terminated pursuant to Article IX thereof.

(f)            “Change of Control Transaction” shall mean any of the following transactions to which the Acquiror is a party: (i) a merger or consolidation as a result of which stockholders of the Acquiror immediately prior to such merger or consolidation hold less than a majority of the voting power of the surviving corporation of such merger or consolidation; (ii) the sale or transfer of at least a majority of the voting power of the Acquiror in a single transaction or a series of related transactions or (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Acquiror as a going concern in a single transaction or series of related transactions.

(g)           “Family Member” shall mean (i) Company Chairman; (ii) any spouse, lineal descendant or antecedent, father, mother, brother or sister of Company Chairman and (iii) any estate, trust, guardianship, custodianship or other fiduciary arrangement for the primary benefit of any one or more individuals named or described in (i) and (ii) above.

(h)           “Person” shall mean any individual, corporation, limited liability company, partnership, association, trust or any other entity or organization.

(i)            “Unapproved Transaction” shall mean any Change of Control Transaction which is not approved by a majority of the Acquiror Board Designees (or the successors thereto).

(j)            “Voting Trust” shall mean that certain Voting Trust Agreement, dated as of the Closing Date, between Acquiror and Company Chairman.

2.             Agreement as to Company Shares.

(a)           Vote of Company Shares.  Until the Company Shares Expiration Date, at every meeting of the stockholders of Company called and at every adjournment or postponement thereof, and on every proposed action or approval by written consent of the stockholders of Company, Company Chairman shall cause all Company Shares of which Company Chairman is the beneficial owner to be voted (i) in favor of, and otherwise support, the adoption of the Merger Agreement (as the same may be amended from time to time), and each of the transactions contemplated by the Merger Agreement (as the same may be amended from time to time), (ii) against any matter that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Merger and other transactions contemplated by the Merger Agreement (as the same may be amended from time to time) and (iii) against any proposals or offers from any Person, other than Acquiror or any affiliate of Acquiror, concerning an Acquisition Proposal involving Company.

(b)           No Other Agreement or Sale of Company Shares.  Prior to the Company Shares Expiration Date, Company Chairman shall not (i) enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 2 or (ii) sell, transfer, convey or allow to be sold, transferred or conveyed any Company Shares of which Company Chairman is the beneficial owner except to a Family Member that has delivered to the Acquiror a duly executed Voting Agreement in substantially the same form as this Voting Agreement.

3.             Agreement as to Acquiror Shares.

(a)           Vote of Acquiror Shares.  Until the Acquiror Shares Expiration Date, at every meeting of the stockholders of Acquiror called and at every adjournment or postponement thereof, and on every proposed action or approval by written consent of the stockholders of Acquiror, Company Chairman shall cause all Acquiror Shares of which Company Chairman is the beneficial owner to be voted in favor of, and otherwise support, the election of the individuals nominated by a majority of the Acquiror Board Designees (or the successors thereto) to the Acquiror Board so long as (i) Company Chairman or, if the Company Chairman is no longer serving on the Acquiror Board, an individual nominated by the Company Chairman (the “Chairman Nominee”), is among the individuals nominated by a majority of the Acquiror Board Designees (provided, however, that the condition set forth in this clause (i) shall no longer be required to be satisfied, and Company Chairman shall be required to vote, or cause to be voted, the Acquiror Shares held hereby in accordance with this Section 3(a), with respect to such election if a majority of the Acquiror Board Designees has reasonably determined that each of the individuals that have been timely nominated by the Company Chairman to be the Chairman Nominee for such election (which shall not number more than three) are not qualified or suitable to be a director of the Acquiror) and (ii) John Manzetti or, if John Manzetti is no longer serving on the Acquiror Board, an individual nominated by Company Chairman (the “Manzetti Nominee”), is among the individuals nominated by a majority of the Acquiror Board Designees (provided, however, that the condition set forth in this clause (ii) shall no longer be required to be satisfied, Company Chairman shall be required to vote, or cause to be voted, the Acquiror Shares held hereby in accordance with this Section 3(a), with respect to such election if a majority of the Acquiror Board Designees has reasonably determined that each of the individuals that have been timely nominated by Company Chairman to be the Manzetti Nominee for such election (which shall not number more than three) are not qualified or suitable to be a director of the Acquiror).

(b)           Acquisition of Acquiror Shares.  Until the Acquiror Shares Expiration Date, Company Chairman shall not acquire beneficial ownership of any Acquiror Shares, other than (x) Acquiror Shares acquired in connection with the Merger, (y) Acquiror Shares acquired as a result of the exercise of stock options (A) held by Company Chairman as of the Closing Date of the Merger or (B) granted to the Company Chairman by the Acquiror in connection with the services provided by Company Chairman as a member of the Board of Directors of the Acquiror and (z) securities of

Acquiror that are subject to the Voting Trust.

(c)           Prohibition Against Voting for Unapproved Transaction. Company Chairman shall not vote, and shall prevent any Acquiror Shares (as defined below) over which Company Chairman has voting power from otherwise being voted, in favor of any Unapproved Transaction.

(d)           No Other Agreement.  Company Chairman shall not enter into any agreement or understanding with any Person to vote, or give instructions to vote, any Acquiror Shares in any manner inconsistent with the terms of this Section 3.

4.             Irrevocable Proxy.  As security for the agreements of Company Chairman provided for herein, Company Chairman hereby grants and delivers to Acquiror concurrently with the execution and delivery of this Agreement:

(a)           a proxy in the form attached hereto as Exhibit A ( the “Company Shares Proxy”), which shall be irrevocable to the fullest extent permitted by applicable law, with respect to all Company Shares of which Company Chairman is the beneficial owner as of and subsequent to the date hereof until the Company Shares Expiration Date; and

(b)           a proxy in the form attached hereto as Exhibit B ( the “Acquiror Shares Proxy”), which shall be irrevocable to the fullest extent permitted by applicable law, with respect to all Acquiror Shares of which Company Chairman is the beneficial owner as of and subsequent to the date hereof until the Acquiror Shares Expiration Date.

5.             Representations and Warranties of Company Chairman.  Company Chairman hereby represents and warrants to Acquiror that:

(a)           as of the date hereof and at all times until the Company Shares Expiration Date (unless indicated otherwise), with respect to the Company Shares, Company Chairman (i) is the beneficial owner of, and has good and valid title to, the Company Shares at such time owned by him as of and subsequent to the date hereof, free and clear of any liens, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances, except as set forth on Schedule 5.2(a) attached hereto or as provided in Section 2(b) above, (ii) as of the date hereof, does not beneficially own or have any written or unwritten agreement or arrangement to acquire any securities of Company other than the shares of Company Common Stock and options and warrants to purchase shares of Company Common Stock indicated on the signature page of this Agreement, except as set forth on Schedule 5.2(a) and (iii) has sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Section 2 hereof, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Company Shares at such time owned by him as of and subsequent to the date hereof, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement; and

(b)           as of the date hereof, Company Chairman does not beneficially own, or have any written or unwritten agreement or arrangement to acquire, any securities of Acquiror other than the agreement to acquire Acquiror Shares in connection with the Merger or except as set forth on Schedule 5.2(b).

6.             Covenants of Company Chairman.  Company Chairman hereby covenants to Acquiror, that, with respect to the Acquiror Shares, Company Chairman will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Section 3 hereof, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Acquiror Shares at such time owned by him as of and subsequent to the date hereof, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

7.             No Solicitation of Proxies.  Prior to the Company Shares Expiration Date, Company Chairman agrees (solely in his capacity as a stockholder and/or option holder of Company) that neither he nor any of his representatives (including any investment banker, attorney or accountant retained by him) shall, and that he shall use his reasonable best efforts to cause his representatives not to (and shall not authorize any of them to) directly or indirectly, engage in any solicitation (as defined in Regulation 14A of the Rules and Regulations of the Exchange Act) of other stockholders of Company to vote or take any other action against the Merger Agreement (as the same may be amended from time to time) or the Merger or any of the other transactions contemplated by the Merger Agreement (as the same may be amended from time to time).

8.             Further Assurances.  From time to time, at Acquiror’s request and without further consideration, Company Chairman shall execute and deliver such additional documents and take all such further action as may be reasonably deemed necessary or appropriate by Acquiror to consummate the transactions contemplated by this Agreement.

9.             Termination.  This Agreement shall terminate and shall have no further force or effect as of the Acquiror Shares Expiration Date.

10.           Miscellaneous.

(a)           Waiver.  No waiver by an party hereto of any condition or any breach of any term or provision set forth in this Agreement shall be effective unless in writing and signed by each party hereto.  The waiver of a condition or any breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of any term or provision of this Agreement.

(b)           Severability.  In the event that any term, provision, covenant or restriction set forth in this Agreement, or the application of any such term, provision, covenant or restriction to any person or entity or set of circumstances, shall be determined by a court of competent jurisdiction to be invalid, unlawful, void or unenforceable to any extent, the remainder of the terms, provisions, covenants and restrictions set forth in this Agreement, and the application of such terms, provisions, covenants and restrictions to persons or entities or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall remain in full force and effect, shall not be impaired, invalidated or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by applicable law.  If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

(c)           Binding Effect; Assignment.  This Agreement and all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns, but neither his Agreement nor any of the rights, interests or obligations of Company Chairman hereunder may be assigned to any other Person without the prior written consent of Acquiror; provided, however, that the Company Chairman may assign his rights, interests or obligations to another Person without the prior written consent of Acquiror with respect to any Company Shares sold, transferred or conveyed to a Family Member in accordance with Section 2(b) of this Agreement.

(d)           Amendments.  This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

(e)           Specific Performance; Injunctive Relief.  Each of the parties hereto hereby acknowledges that (i) the representations, warranties, covenants and restrictions set forth in this Agreement are necessary, fundamental and required for the protection of Acquiror and to preserve for Acquiror the benefits of the Merger, (ii) the representations, warranties, covenants and restrictions set forth in this Agreement relate to matters which are of a special, unique and extraordinary character that gives each such representation, warranty, covenant and restriction a special, unique and extraordinary value and (iii) a breach of any representation, warranty, covenant or restriction set forth in this Agreement, or any other term or provision of this Agreement, will result in irreparable harm and damage to Acquiror which cannot be adequately compensated by a monetary award.  Accordingly, Acquiror and Company Chairman hereby expressly agree that in addition to any and all other remedies available at law or in equity, Acquiror shall be entitled to the immediate remedy of specific performance, a temporary or permanent restraining order or preliminary injunction or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any of the parties hereto from breaching any representations, warranties, covenants or restrictions set forth in this Agreement or to specifically enforce the terms and provisions hereof.

(f)            Governing Law.  This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision, rule or principle (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(g)           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) of transmission by telecopy or facsimile or (iii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service.  All notices hereunder shall be delivered as follows, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i)            If to Acquiror:

North American Scientific, Inc.

20200 Sunburst Street

Chatsworth, California 91311

Attention:  L. Michael Cutrer, President

Fax:  (818) 734-5837

with a copy to:

McDermott, Will & Emery

2049 Century Park East

Suite 3400

Los Angeles, CA 90067-3208

Attention:  Mark J. Mihanovic, Esq.

Fax:  (310) 277-4730

(ii)                                  If to Company Chairman:  To the address for notice set forth on the signature page hereof.

with a copy to:

Cohen & Grigsby

11 Stanwix Street, 15th Floor

Pittsburgh, PA 15222

Attention:  Mark I. Baseman, Esq.

Fax:  (412) 209-0672

(h)           Enforcement; Consent to Jurisdiction; Waiver of Jury Trial.

(i)            EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING IN RELATION TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREON.

(ii)           All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any such rights, powers or remedies by any party hereto shall not preclude the simultaneous or later exercise of any other right, power or remedy by such party.

(i)            Entire Agreement.  This Agreement, the Company Shares Proxy, the Acquiror Shares Proxy, the Merger Agreement contain the entire understanding of the parties in respect of the subject matter hereof supersede all prior negotiations and understandings between the parties with respect to such subject matter.

(j)            Headings.  The section headings set forth in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement in any manner.

(k)           Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

NORTH AMERCIAN SCIENTIFIC, INC.		COMPANY CHAIRMAN

By:	/s/ L. Michael Cutrer	/s/ John A. Friede
Signature of Authorized Signatory		Signature

Name:	L. Michael Cutrer	Print Address:

Title:	President and Chief Executive Officer

Telephone Number

Facsimile Number

Shares Beneficially Owned:

1,510,574.61 shares of Company Common Stock

		164,975	shares of Company Common Stock issuable upon exercise of outstanding options or warrants

		40,101.52	shares of Company Series A Preferred Stock

		1,481,035.4	shares of Company Series B Preferred Stock

[SIGNATURE PAGE TO VOTING AGREEMENT]

EXHIBIT A

COMPANY SHARES PROXY

IRREVOCABLE PROXY

The undersigned stockholder of NOMOS Corporation, a Delaware corporation (“Company”), hereby irrevocably (to the fullest extent permitted by law) appoints [                  ] and [                  ], [DESCRIPTION OF POSITIONS WITH NORTH AMERICAN SCIENTIFIC], respectively, of North American Scientific, Inc., a Delaware corporation (“Acquiror”), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Company that are owned by the undersigned as of and subsequent to the date hereof until the Expiration Date (as such term is hereinafter defined) (collectively, the “Company Shares”) in accordance with the terms of this Irrevocable Proxy.  As used herein, the “Merger Agreement” shall mean the Agreement and Plan of Merger, dated as of October      , 2003, among Acquiror, AM Capital, Inc., a Delaware corporation and wholly-owned subsidiary of Acquiror (“Merger Sub”), and Company, which provides for the merger (the “Merger”) of Company with and into Merger Sub and the other transactions contemplated by the Merger Agreement.  As used herein, the “Expiration Date” shall mean the earlier to occur of (i) the date that the Merger Agreement shall have been validly terminated pursuant to Article IX thereof or (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement.  Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Company Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Company Shares until after the Expiration Date.

This Irrevocable Proxy is irrevocable (to the fullest extent permitted by applicable law), is coupled with an interest and is granted pursuant to the Voting Agreement of even date herewith between Acquiror and the undersigned stockholder (the “Voting Agreement”) and is granted in consideration of Acquiror entering into the Merger Agreement.

The attorneys and proxies named herein are, and each of them hereby is, authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Company Shares, and to exercise all voting consent and similar rights of the undersigned with respect to the Company Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of stockholders of Company and in every proposed written consent in lieu of any such meeting (i) in favor of the adoption of the Merger Agreement (as the same may be amended from time to time), in favor of each of the actions contemplated by the Merger Agreement (as the same may be amended from time to time), (ii) against any matter that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage, or adversely affect the consummation of the Merger or other transactions contemplated by the Merger Agreement (as the same may be amended from time to time) and (iii) against any proposals or offers from any individual, corporation, limited liability company, partnership, association, trust or any other entity or organization, other than Acquiror or any affiliate of Acquiror, concerning an Acquisition Proposal (as defined in the Merger Agreement).

The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided herein.  The undersigned stockholder may vote the Company Shares on all other matters, so long as such vote is not inconsistent with any matters specifically covered by this Irrevocable Proxy.

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

[Remainder of Page Intentionally Left Blank]

This Irrevocable Proxy is irrevocable (to the fullest extent permitted by law).  This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated:  October      , 2003

JOHN A. FRIEDE

Signature

Shares beneficially owned:

shares of Company Common Stock

shares of Company Common Stock issuable upon exercise of outstanding options or warrants

[IRREVOCABLE PROXY]

EXHIBIT B

ACQUIROR SHARES PROXY

IRREVOCABLE PROXY

The undersigned hereby irrevocably (to the fullest extent permitted by law) appoints [                      ] and [                      ], [DESCRIPTION OF POSITIONS WITH NORTH AMERICAN SCIENTIFIC, INC.], respectively, of North American Scientific, Inc., a Delaware corporation (“Acquiror”), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Acquiror that are owned of record by the undersigned as of the date of any meeting of stockholders of Acquiror called (and at every adjournment or postponement thereof), and as of the date that any proposed action or approval by written consent of the stockholders of Acquiror solicited, for the purpose of the election of directors of Acquiror (collectively, the “Acquiror Shares”) in accordance with the terms of this Irrevocable Proxy.  As used herein, the “Merger Agreement” shall mean the Agreement and Plan of Merger, dated as of October      , 2003, among Acquiror, AM Capital, Inc., a Delaware corporation and wholly-owned subsidiary of Acquiror (“Merger Sub”), and NOMOS Corporation, a Delaware corporation (“Company”), which provides for the merger (the “Merger”) of Company with and into Merger Sub and the other transactions contemplated by the Merger Agreement.  Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies provided by the undersigned with respect to any Acquiror Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Acquiror Shares until after the Expiration Date (as such term is hereinafter defined).

This Irrevocable Proxy is irrevocable (to the fullest extent permitted by applicable law), is coupled with an interest and is granted pursuant to the Voting Agreement of even date herewith between Acquiror and the undersigned (the “Voting Agreement”) and is granted in consideration of Acquiror entering into the Merger Agreement.  As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article IX thereof or (ii) the second anniversary of the date on which the consummation of the Merger (pursuant to the terms of the Merger Agreement) occurs.

The attorneys and proxies named herein are, and each of them hereby is, authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Acquiror Shares, and to exercise all voting consent and similar rights of the undersigned with respect to the Acquiror Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of stockholders of Acquiror and in every proposed written consent in lieu of any such meeting in favor of the election of the individuals nominated by a majority of the Acquiror Board Designees (as such term is defined herein) (or the successors thereto) to the board of directors of Acquiror (the “Acquiror Board”) so long as (i) the undersigned or an individual nominated by the undersigned, provided that the undersigned has timely presented such individual to the Acquiror Board Designees (the “Chairman Nominee”), is among the individuals nominated by a majority of the Acquiror Board Designees (unless a majority of the Acquiror Board Designees has reasonably determined that each of the first three individuals nominated by the undersigned to be the Chairman Nominee for such election are not qualified or suitable to be a director of the Acquiror) and (ii) John Manzetti or an individual nominated by the undersigned, provided that the undersigned has timely presented such individual to the Acquiror Board Designees (the “Manzetti Nominee”), is among the individuals nominated by a majority of the Acquiror Board Designees (unless a majority of the Acquiror Board Designees has reasonably determined that each of the first three individuals nominated by the undersigned to be the Manzetti Nominee for such election are not qualified or suitable to be a director of the Acquiror).  As used herein, the “Acquiror Board Designees” shall mean the seven members of the Acquiror Board (or their successors) after the Effective Time (as such term is defined herein) that were also members of the Acquiror Board immediately prior to the Effective Time.  As used herein, the “Effective Time” shall mean the effective time of the Merger which is the time of filing of the Certificate of Merger for the Merger with the Secretary of State of the State of Delaware in accordance with the General Corporation Law of the State of Delaware or at such later time which the parties to the Merger Agreement shall have agreed upon and designated in the Certificate of Merger for the Merger as the effective time of the Merger.

The attorneys and proxies named herein may not exercise this Irrevocable Proxy on any other matter except as provided herein.  The undersigned may vote the Acquiror Shares on all other matters so long as such vote is not inconsistent with any matters specifically covered by this Irrevocable Proxy.

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

[Remainder of Page Intentionally Left Blank]

This Irrevocable Proxy is irrevocable (to the fullest extent permitted by law).  This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated:  October      , 2003

JOHN A. FRIEDE

Signature

[IRREVOCABLE PROXY]

Schedule 5.2(a)

1.  Liens

Shareholder Agreement dated as of March 2, 2001, among NOMOS Corporation and the persons listed on Schedule A thereto~~.~~.

2. Agreements to Acquire Shares

Put Agreement dated as of February 9, 2001, between John A. Friede and Robert W. Hill.